UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

Certara, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-39799	82-2180925
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center
Suite 101
Princeton,	New Jersey		08540
(Address of principal executive offices)			(Zip Code)

(609) 716-7900

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CERT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

On May 21, 2024, Certara, Inc. (the “Company”) held its annual meeting of shareholders. The proposals are described in the Company’s proxy statement for the 2024 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 10, 2024. The final results of the votes regarding each proposal are set forth below.

1.The Company’s shareholders elected the three Class I directors listed below to the Board of Directors of the Company to hold office until the 2027 annual meeting of shareholders and until their respective successors have been duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Vote
James Cashman III	97,677,417	42,089,383	86,258	4,414,646
Nancy Killefer	116,438,759	23,326,293	88,006	4,414,646
David Spaight	134,089,134	5,675,221	88,703	4,414,646

2.    The Company’s shareholders approved two separate proposals to amend our Amended and Restated Certification (our “Certificate of Incorporation”). The votes regarding these proposals were as follows

2a. Amend our Certificate of Incorporation to limit the liability of certain officers of Certara as permitted pursuant to the Delaware General Corporation Law. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
121,989,833	17,851,204	12,021	4,414,646

2b.    Amend our Certificate of Incorporation to make certain technical changes, including to remove inoperative provisions related to our former majority stockholder and other immaterial changes. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
139,777,926	62,571	12,561	4,414,646

3.    The Company’s shareholders ratified the appointment of the Company’s independent registered public accounting firm for the 2024 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
143,943,127	306,631	17,946	0

4.     The Company’s shareholders approved an advisory vote on the named executive officer’s compensation. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
132,603,850	7,227,096	22,112	4,414,646

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 23, 2024	CERTARA, INC.
(Registrant)

		By:	/s/ Daniel Corcoran
Daniel Corcoran
Senior Vice President and General Counsel